UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 15, 2010

KNOLOGY, INC.

(Exact name of registrant as specified in charter)

Delaware	000-32647	58-2424258
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1241 O. G. Skinner Drive, West Point, Georgia 31833

(Address of principal executive offices)

Registrant’s telephone number, including area code: (706) 645-8553

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b)

☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act

Knology, Inc. (“Knology”) is filing this Amendment No. 1 to Current Report on Form 8-K to amend its Current Report on Form 8-K filed by Knology on October 15, 2010 (the “Prior 8-K).

Item 2.01.	Completion of Acquisition or Disposition of Assets.

On October 15 2010, Knology filed the Prior 8-K to report the acquisition of the assets of Sunflower Broadband (“Sunflower”), an unincorporated division of The World Company, a Kansas Corporation (“World”), through the purchase by Knology of Kansas, Inc., a wholly owned subsidiary of Knology, of the assets of Sunflower (the “Acquisition”), as more thoroughly described therein. At the time of the filing of the Prior 8-K, certain financial statements were not available and, accordingly, were not filed with the Prior 8-K. Knology is filing this Amendment to the Prior 8-K to include those financial statements and the pro forma financial information required to be filed under Item 9.01.

Item 9.01.	Financial Statements and Exhibits.

(a)	Financial Statements of Businesses Acquired

The following financial statements of Sunflower Broadband (A Division of the World Company) are filed herewith. The financial statements are included in this report as Exhibit 99.1 and 99.2 hereto, which follow the signature page of this report:

Exhibit 99.1 – Audited Financial Statements of Sunflower Broadband (A Division of the World Company) as of December 31, 2009.

Exhibit 99.2 – Unaudited Financial Statements of Sunflower Broadband (A Division of the World Company) as of June 30, 2010.

(b)	Pro Forma Financial Information.

The following financial statements of Knology are filed herewith. The financial statements are included in this report as Exhibit 99.3 hereto, which follow the signature page of this report:

Exhibit 99.3 – Unaudited Pro Forma Condensed Combined Financial Statements of Knology, Inc. as of June 30, 2010.

(c)	Exhibits.

Exhibit No.	Exhibit Description

23.1	Consent of BDO USA,LLP

99.1	Audited Financial Statements of Sunflower Broadband as of December 31, 2009

99.2	Unaudited Financial Statement of Sunflower Broadband as of June 30, 2010

99.3	Unaudited Pro Forma Condensed Combined Financial Statements of Knology, Inc. as of June 30, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KNOLOGY, INC.

	By:	/s/ Todd M. Holt
Todd M. Holt
Date: December 23, 2010		President and Chief Financial Officer

INDEX TO EXHIBITS

Exhibit No.	Exhibit Description

23.1	Consent of BDO USA LLP

99.1	Audited Financial Statements of Sunflower Broadband as of December 31, 2009

99.2	Unaudited Financial Statements of Sunflower Broadband as of June 30, 2010

99.3	Unaudited Pro Forma Condensed Combined Financial Statements of Knology, Inc. as of June 30, 2010